UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 29, 2013
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MCG Capital Corporation
(Exact Name of Registrant as Specified in Charter)
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Delaware	0-33377	54-1889518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 19th Street North, 10th Floor, Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)
(703) 247-7500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 29, 2013, MCG Capital Corporation, a Delaware corporation (the “Company”), held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 62,224,781 shares of the Company's common stock, out of a total number of 71,211,636 shares of the Company's common stock issued and outstanding and entitled to vote at the Annual Meeting. The following matters were submitted at the Annual Meeting to the Company's stockholders for consideration:

1.	The election of two Class III directors who will serve for three years, or until their successors are elected and qualified;

2.
The ratification of the selection by the Audit Committee of the Company's Board of Directors of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013; and

3.	An advisory vote to approve the compensation of the Company's named executive officers.
Kim D. Kelly and Richard W. Neu were elected to serve as Class III Directors until the 2016 annual meeting of stockholders, or until their successors are elected and qualified; the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013 was ratified; and a non-binding, advisory proposal on the compensation of the Company's named executive officers was approved.
The detailed final voting results of the shares voted with regard to each of these matters are as follows:
1.    Election of Class III directors:

	For	Against	Abstain	Broker Non-Votes
Kim D. Kelly	39,081,039	1,512,047	227,826	21,403,869
Richard W. Neu	36,543,469	4,035,020	242,423	21,403,869
Continuing directors whose terms did not expire at the Annual Meeting were as follows: B. Hagen Saville is currently serving as a Class I director and his term expires in 2014, and Kenneth J. O'Keefe and Gavin Saitowitz are currently serving as Class II directors, whose terms expire in 2015.

2.
Ratification of the selection by the Audit Committee of the Company's Board of Directors of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstain
61,452,274	606,296	166,211

3.	Advisory vote to approve the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
37,193,910	3,018,608	608,394	21,403,869
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCG CAPITAL CORPORATION
Date: May 30, 2013	By: /s/ Keith Kennedy
Keith Kennedy Chief Financial Officer